UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation) Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA 90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

On March 15, 2005, Cord Blood America, Inc. issued a press release projecting the Company’s combined first quarter 2005 revenues. The release is attached hereto as Exhibit 99.3. The press release appearing in Exhibit 99.3 is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibit is filed herewith:

Exhibit 99.3      Press Release dated March 15, 2005 announcing first quarter 2005 projected revenues for Cord Blood America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date: March 15, 2005	By:	/s/ SANDRA D. SMITH
Sandra D. Smith, Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit

99.3	Press Release dated March 15, 2005 announcing first quarter 2005 projected revenues for Cord Blood America, Inc.